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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2003


                           IRON MOUNTAIN INCORPORATED
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                                  ------------
                          (State or other jurisdiction
                                of incorporation)

                    1-13045                   23-2588479
                    -------                   ----------
                 (Commission                (IRS Employer
                 File Number)             Identification No.)


                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
                       -----------------------------------
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
                             -----------------------
              (Registrant's telephone number, including area code)



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

EXHIBIT NO.     ITEM
-----------     ----

  10 Underwriting Agreement, dated April 9, 2003, by and between the Company, certain of the Company's subsidiaries, Bear, Stearns & Co. Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Banc One Capital Markets, Inc., William Blair & Company, L.L.C., BNY Capital Markets, Inc., Fleet Securities, Inc., Scotia Capital (USA) Inc.
       and Wachovia Securities, Inc.



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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IRON MOUNTAIN INCORPORATED
                                        (Registrant)



                                        BY: /s/ JEAN A. BUA
                                           ------------------------------------
                                           Name:  Jean A. Bua
                                           Title: Vice President and Corporate
                                                  Controller


Date: April 9, 2003